UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2026
BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Brandywine Realty Trust:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust: ☐
Brandywine Operating Partnership, L.P.: ☐

Item 8.01 Other Events
Brandywine Realty Trust (the “Parent Company”) is the sole general partner of Brandywine Operating Partnership, L.P. (the “Operating Partnership”) and owns its assets and conducts its operations through the Operating Partnership and subsidiaries of the Operating Partnership. The Parent Company, the Operating Partnership and their consolidated subsidiaries are collectively referred to in this report as the “Company.”

On August 31, 2026, the Company entered into an Agreement of Sale (the “Agreement”) to sell its interest in a 441,000 square foot property located at 3151 Market Street in Philadelphia, Pennsylvania (the “Property”) to an unrelated third party (“Buyer”) for a purchase price of $240 million, or $544 per square foot, subject to customary adjustments. The Property is currently 4% leased and subject to a $57.3 million mortgage that will be repaid at closing. The Company anticipates net proceeds totaling approximately $168 million.

Buyer delivered $5 million to an escrow agent as an earnest money deposit, which shall be non-refundable to Buyer except as expressly set forth in the Agreement.

The closing of the sale is scheduled to take place on September 30, 2026, or such earlier time as the parties may mutually agree, subject to customary closing conditions and certain customary termination rights for transactions of this type. Accordingly, the Company cannot provide assurances that the closing will occur on schedule or at all.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer
Date: September 3, 2026